PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

PRIAC VARIABLE CONTRACT ACCOUNT A

Prudential Retirement Security Annuity III

Prudential Retirement Security Annuity IV

Supplement to Prospectuses Dated May 1, 2016

Supplement dated December 8, 2016

This Supplement should be read and retained with the current Prospectus for your Annuity. This Supplement is intended to update certain information in the Prospectus for your Annuity. If you would like another copy of the current Prospectus, please contact us at 1-877-778-2100.

We are issuing this supplement to update fiscal year end information associated with the Prudential Balanced Fund.

PROSPECTUS CHANGES

Under the sub-headings “Total Annual Mutual Fund Operating Expenses,” and “Underlying Mutual Fund Fees,” all references to the September 30, 2015 fiscal year end have been changed to reflect “September 30, 2016.”

PLEASE RETAIN THIS SUPPLEMENT WITH YOUR PROSPECTUS

2016-PROSUPP-6